FIRST FUNDS

Core Equity Portfolio

Capital Appreciation Portfolio

Intermediate Bond Portfolio

Tennessee Tax-Free Portfolio

Cash Reserve Portfolio

U.S. Government Money Market Portfolio

Municipal Money Market Portfolio

Supplement Dated February 28, 2006, to the

Prospectus Dated October 28, 2005

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT AFFECTS INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective February 10, 2006, Class B shares of the Cash Reserve Portfolio (“Class B Shares”) were closed to all investors.

Effective February 10, 2006, the First Funds Board of Trustees accelerated the conversion of all outstanding Class B Shares into Class C Shares of the Cash Reserve Portfolio (“Class C Shares”).   No contingent deferred sale charges (“CDSCs”) were imposed on outstanding Class B Shares in connection with their conversion to Class C Shares.

All references to Cash Reserve Portfolio Class B Shares are hereby stricken.